UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Revenues
Vessel operating revenues	$ 174,420	$ 174,932
Operating expenses
Voyage expenses	(4,956)	(1,302)
Vessel operating expenses	(36,288)	(34,485)
Administrative expenses	(4,454)	(5,261)
Depreciation	(37,541)	(37,455)
Operating income	91,181	96,429
Other income/(expenses)
Interest income	2,132	2,059
Interest expense	(46,433)	(53,806)
Extinguishment costs of long-term debt	(1,630)	0
(Loss)/gain on derivatives	(8,637)	10,781
Other financial items	(117)	(352)
Income before tax	36,496	55,111
Income tax expense	(49)	(52)
Net income	$ 36,447	$ 55,059
Earnings/(loss) per share:
Basic (in USD per share)	$ 0.67	$ 1.02
Diluted (in USD per share)	$ 0.67	$ 1.02